Exhibit 10.47

VEHICLE FINANCING BUSINESS COOPERATION AGREEMENT

Zhe Chou Yin Kai Feng No. 20161102

Party A: Zhejiang Chouzhou Commercial Bank Co., Ltd.

Residence (Address): East of Yiwu Leyuan, Jiangbin Road, Yiwu City, Zhejiang Province, China

Legal Representative (Person in Charge): Zijun Jin

Contact No.: 0571-87117763

Party B: Kai Feng Finance Lease (Hangzhou) Co., Ltd.

Registration Address: Room 1501-11, North Building 1, YangGuang HuaCheng ChuangFu Center, No. 386 of Xuezheng St, Hangzhou Economic Technology Development District.

Contact Address: 2F, Tower E, Lei Shing Hong, Guang Shun South Avenue, Chaoyang District, Beijing

Legal Representative (Person in Charge): Zhen Zeng

Contact No.: 010-56545605

Party A is a joint-stock commercial bank officially established under the authorization of China Banking Regulatory Commission. Party B is a financial leasing company duly established in China. Upon friendly discussion, Party A and Party B have agreed to cooperate on vehicle financing business and reached the following terms for both sides to follow.

Part I Terms and Definitions

1.              Consumer: Refers to individual consumer who purchases vehicles.

2.              Dealer: Refers to individual or enterprises who sells vehicles.

3.              Settlement Account: Refers to the Settlement Account Party B opened at Party A (Account Number: *, Account Name: Kai Feng Finance Lease (Hangzhou) Co., Ltd.).

4.              Deposit Account: Refers to the Deposit Account Party B opened at Party A (Account Number: *, Account Name: Kai Feng Finance Lease (Hangzhou) Co., Ltd.)

Part II Contents of Cooperation

1.              Model of Cooperation

The purpose of the cooperation contemplated under this Agreement is to provide financing services for Consumers to make car purchase from Dealers. Consumers shall start a financing application through the mobile application when purchasing a car. After Consumer makes down payment for the car, Party A (by providing the loan) and Party B (by providing services pursuant to the Financial Lease Series Contract) shall collectively provide financing service for the vehicle purchase. Party B assumes joint guarantee obligation for all Consumer’s debts under this cooperation business.

* indicates the redacted confidential portions of  this exhibit for which the confidential treatment has been sought with the Securities and Exchange Commission pursuant to Rule 406 under the Securities Act.

Party A provides a credit limit of RMB * for this business cooperation. Depending on business development situation, Party A and Party B shall sign supplemental agreement separately to make adjustments.

2.              Key Points of Business Cooperation

1)                     Party B independently handles with the financial leasing services, including obtaining the name, ID number, bank account number, and cellphone number in bank system from Consumers. Party B shall push the above consumer information to Party A, after obtaining electronic * from Consumers.

2)                     Party A shall make the following verifications: “4 Elements of Bank Account”, “Identity Cross-Network Public Security Verification”, “Chouzhou Bank Blacklist Verification” (Anti-Money Laundering Blacklist, Account Close-Down Blacklist, Poor Credit Blacklist, And Related Party Screening) on Consumers referred by Party B. Party A shall notice Party B’s risk control department head in advance before adding new verification rules, and verification rules can only be revised upon mutual consent from both parties.

3)                     ***

4)                     Party A and Party B shall sign “Loan Agreement” in the mobile application online with Consumer.

5)                     Party A is responsible for ensuring that Party A makes the loan on the same day of receiving the electronic receipt information of providing financial lease payment pushed by party B. Under Consumer’s entrustment, Party A shall pay to the Settlement Account of Party B for Consumers to return financial lease payment between Consumers and Party B. In the event that Party A faces system maintenance, emergency malfunction, or any other reasons resulting in failure to make loan on the same day, Party A shall notify Party B in time.

6)                     Party B is responsible for pushing electronic or video lending materials according to the lending materials list (see addendum) agreed upon by both parties within * days of Party A’s making the loan. In the event that Party B fails to push such information, Party B shall present explanation of specific situations. In the event that the push is not completed within * days, Party B shall supplement the full deposit of such loan, and Party A shall return the supplemented deposit upon the completion of the lending material push.

3.              Rules of Repayment on behalf of the Consumer

1)                     The agreed due date of the Consumer is marked as Day T. In the event that Consumer fails to pay back within * days, Party B is responsible for repaying Party A the overdue principal on behalf of the Consumer by authorizing Party A to deduct from Party B’s Settlement Account on the *. Payments within * days shall not be considered as delay.

2)                     In the event that Consumer repays within * days, Party A shall not charge any penalty from Consumer, and Party B has no obligation to repay on behalf of the Consumers for overdue principal. In the event that Party B repays on behalf of the Consumers for the overdue principal of Consumers at *, Party A shall not charge penalties from Consumers.

3)                     In the event that Consumer triggers the rules of repayment on behalf of the Consumers three times consecutively or six times in total, Party B shall bear the joint and several guarantee obligation and shall pay the outstanding amount of the loan. For detailed rules of repayment on behalf of the Consumers for remaining principal and interest, please refer to rules of principle collection and rule of interest collection.

4.              Rules of Principal Collection

1)                     In the event that Party B agrees Consumer to refund or early repayment: Party B shall agree and authorize Party A to deduct all outstanding loan principal from Party B’s Settlement Account.

2)                     Consumer regular repayment: Party A is responsible for deducting the principal payable for the current period from Consumer according to the repayment schedule or terms provided by Party B. Party B can also request and authorize Party A to directly deduct the principal payable for the current period from Party B’s Settlement Account.

3)                     Party B’s repayment on behalf of Customers: Party B authorizes Party A to deduct the principal payable for the current period from Party B’s Settlement Account.

4)                     Party B’s buy-back of loan: Party B authorizes Party A to deduct all outstanding loan principal from Party B’s Settlement Account.

5.              Rules of Interest Collection

1)                     Consumer refund, early repayment, Party B’s repayment on behalf of Consumer or Party B buy-back: outstanding interests are calculated by actual loan days. Party B shall agree and authorize Party A to deduct interest from Party B’s Deposit Account.

2)                     Consumer regular repayment: for Consumers who repay in installments, Party A shall calculate interests * days per month; for Consumers who repay the full loan principal at maturity, Party A shall calculate interests according to actual loan days. Party B shall agree and authorize Party A to deduct interest from Party B’s Deposit Account.

6.              Rules of Deposit Collection

1)                     Party B’s Deposit Account balance shall not be lower than *% of the total outstanding balance of the loans thereunder. Any difference shall be made up within * business days. Party B shall authorize Party A to transfer deposit from Party B’s Settlement Account to Party B’s Deposit Account.

7.              Term of Cooperation

1)                     The Term of Cooperation under this Agreement is 5 years from the day of signing this Agreement. All parties shall friendly negotiate future business plans before the Agreement expires.

2)                     In the event that this cooperation is terminated, the terms under this Agreement still apply to the existing Consumer loan under this cooperation, until all existing Consumer loan are settled.

Part III Rates

1.              Deposit and Loan Interest

1)                     Party B shall be responsible for assuming and paying to Party A the interest on the Consumers’ loans at an annual interest rate of *%. For Consumers who pay principal in installments, Party A shall calculate interest for * days per month. For early repayment, Party A shall calculate interests by day according to the actual loan days. For Consumer who pay loan principal in full at once, Party A shall calculate interests according to actual loan days. For loans made in the first half of the month (from day 1 to day 15), the interest due date is *; for loans made in the second half of the month (from day 16 to day 31), the interest due date is *. All interests shall be paid off by the due date.

2)                     Party A shall pay interest to Party B’s Deposit Account according to Agreed Savings Benchmark Interest Rate published by People’s Bank of China, plus *%, to Party B, interest calculated on a daily basis.

3)                     Party A shall supply Party B with loan interest invoice for last month by the * every month.

2.              Fees

1)                     Party A is responsible for **, *, and Four Basic Information Authentication fees.

2)                     Party A is responsible for deducting Consumer repayment principal and bearing corresponding fees.

3)                     Party A and Party B are each responsible for fees of one specific line (data line rented from the Carrier for data sharing and direct connection with system). Party A is responsible for the fee for the main specific line. Party B is responsible for back-up specific line fee. Party A is responsible for providing Value Added Tax invoice to Party B.

4)                     Party A and Party B are each responsible for its own text message fees.

5)                     Party B is responsible for the borrower’s loan stamp tax and Party B agrees and authorizes Party A to deduct last month’s total stamp tax payable from Party B’s Settlement Account before the * (subject to postpone in case of holidays) of each month. The loan stamp tax shall be paid by Party A on behalf of Party B.

Part IV Duties and Rights

1.              Party A shall provide loans in RMB to Consumers referred by Party B, according to this Agreement. In the event of system error, scale control, or other situations that would result in failure of providing the loan, Party A shall notice Party B in time.

2.              Party B is in charge of examining the authenticity of Consumer’s identity, car-purchase, and the borrowing. Party B shall not refer Consumers with false identity, false car-purchase, or beyond the scope of lending terms agreed upon by both parties to Party A.

3.              Party B is responsible for Consumer post-loan management, debt collection, and disposal. Party A shall cooperate in this regard.

4.              In the event that Party B makes change to company name, residence, registered capital, major shareholder, scope of business operation, type of business, or Articles of Association, Party B shall notify Party A with * business days in advance in writing, and report relevant materials to Party A for reference.

5.              Party B shall permanently keep and maintain the electronic data related to contract signing of the Consumers.

Part V. Default

1.              Event of Default

The following situations constitute defaults (the “Event of Default”) by the defaulting party:

1)                 The defaulting party defaults any provision, and such default has no available remedy, or the defaulting party fails to remedy such default within * calendar days of receiving the request to remedy in writing from the non-defaulting party.

2)                 The defaulting party violates any applicable laws, and the violation may directly affects this Agreement or result in damage for the non-defaulting party;

3)                 The defaulting party is incapable of or admits incapable of repaying matured debt or performing guarantee responsibility.

2.              Liability of Defaults

In the event of the above-mentioned Event of Default, the non-defaulting party has the right to demand in writing the defaulting party rectify within limited time. In the event that the defaulting party does not so rectify, the non-defaulting party is entitled to adopt one or more of the following measures:

1)                 Terminate this Agreement;

2)                 Request the defaulting party to compensate the non-defaulting party on the direct loss incurred during the business under this Agreement;

3)                 Any other remedy allowed by law and regulations.

Part VI. Termination

1.              Any party has the right to unilaterally terminate this Agreement in any the following event:

1)                     Supervisory authorities’ (China Banking Regulatory Commission or People’s Bank of China and its affiliated branches) policies are significantly changed related to this cooperation product;

2)                     Governmental authority or supervisory authorities published any new law or regulations applicable, or made new interpretation or amendment to existing law or regulations applicable, which results in failure to carry out this cooperation or failure of achieving full interests under any significant provision by either party;

3)                     Material adverse change occurs to any party, rendering it impossible to perform this Agreement or will result in significant damage to all parties involved.

2.              Within the duration of the cooperation, in the event that the non-performing loan ratio exceeds *% (the non-performing loan ratio = the aggregate amount Party B repays on behalf of the Consumers / the aggregate amount of the loans already provided), Party A has the right to reevaluate the cooperation business, and decide whether to modify the condition of cooperation based on the evaluation results.

Part VII. Confidentiality

1.              All parties shall keep all files, documents, materials (technical or business) received during the signing of the Agreement, the performance of the Agreement, or any agreement signed according to this Agreement strictly confidential. No party shall disclose the following materials to any third party except for Party A and Party B’s supervisory authorities.

1)                     This cooperation business.

2)                     Negotiation content related to this cooperation.

3)                     Credit data, Consumer’s information, and transaction information provided based on this cooperation.

4)                     All other parties’ business, finance, and other matters including future plans and goals.

2.              Exceptions

This confidentiality clause shall not ban the use or disclose of confidential materials in the following ways under the following scope:

1)                     Disclose or use confidential material according to Party A and Party B’s supervisory authorities’ requirement.

2)                     Disclose or use confidential material for the purpose of judicial, arbitration, and similar procedure related to this Agreement or any other agreement signed according to this Agreement.

3.              Duty of confidentiality shall start from the day of signing of this Agreement, and shall terminate when the information has been made public or disclosed, and shall not be affected by the termination of this Agreement.

Party VIII: Addendum

1.              All disputes incurred while performing this contract should be settled under all parties’ negotiation. In the case when disputes cannot be resolved, litigation can be brought to a People’s Court where the plaintiff is located at.

2.              This Agreement is governed by the law of People’s Republic of China.

3.              Unspecified matters of this Agreement shall be executed in accordance with relevant law and regulations. In the event where no relevant law and regulations are available, the parties herein shall reach supplemental agreement in writing. All addendums and supplemental agreement of this Agreement are integral parts of this Agreement and shall have equal effect as with this Agreement.

4.              This contract is effective upon the signing of the parties herein (shall be signed or stamped, and affix the official seal by authorized signatory).

5.              This contract is made of four original copies. Party A and Party B each holds two copies.

Party A (Stamp)

Zhejiang Chouzhou Commercial Bank Co., Ltd.

Legal Representative (Person in Charge) or Authorized Agent (Signature):

Date of Execution: 11/09/2016

Party B (Stamp)

Kai Feng Finance Lease (Hangzhou) Co., Ltd.

Legal Representative (Person in Charge) or Authorized Agent (Signature):

Date of Execution: 11/09/2016

Addendum:

Loan Materials List

1.              Photocopy of Signature page of Financial Lease Series Contract

2.              Photocopy of Car Collateral Contract

3.              Photocopy of Driver’s License

4.              Photocopy of photo of Consumer’s on-site contract signing

5.              Photocopy of screenshot of identification verification by document scanner

6.              Photocopy of down payment transaction receipt

7.              Authorization Letter for credit inquiry (Authorized Electronically)

8.              Loan Agreement electronic signature

9.              Photocopy of Vehicle title transfer/transaction invoice

10.       Photocopy of Vehicle Driving Permit (for used cars)

11.       Photocopy of Vehicle Registration Certificate (for used cars)

12.       Photocopy of Insurance Policy (for used cars)

13.       Loan receipt (electronic data)

SUPPLEMENTAL AGREEMENT TO AUTO FINANCING BUSINESS COOPERATION AGREEMENT

CN. Zhe Chou Yin Kai Feng 201705

Party A: Zhejiang Chouzhou Commercial Bank Co., Ltd.

Domicile (Address): East Side of the Yiwu Park, Jiangbin Road, Yiwu City, Zhejiang Province

Legal Representative (Person-in-Charge): Zijun Jin

Contact No.: 0571-87117763

Party B: Kai Feng Finance Lease (Hangzhou) Co., Ltd.

Registered Address: Room 1501-11, Building 1, Northern Yangguang Huacheng Chuangfu Center, No. 386 Xuezheng Street, Economic and Technological Development District, Hangzhou Province

Contact Address: Floor 2, Tower E, Lixingxing Center, Guangshunnan Street, Chaoyang District, Beijing City

Legal Representative (Person-in-Charge): Zhen Zeng

Contact No.: 010-56545605

WHEREAS, Party A and Party B have entered into a Vehicle Financing Business Cooperation Agreement (No. Zhe Chou Yin Kai Feng 20161102) dated November 9, 2016 (hereinafter referred to as “Original Agreement”). NOW, THEREFORE, based on the principle of mutual benefit, through friendly negotiations, the Parties desire to adjust and supplement part of the terms of the Original Agreement and hereby enter into this Supplementary Agreement as follows:

I                   The remaining sum of Party B’s deposit account shall be adjust to be no less than *% of the remaining sum of loans provided.

II              Commencing from the date this Agreement being signed, Party B undertakes * of the * charged by *, i.e. * per account. This fee settlement shall be conducted quarterly after the verification of the parties, Party B shall receive the equivalent value-added tax invoices issued by Party A before paying the consultation fee.

III         The Parties shall calculate loan quantity to be provided in the current month to ensure their promotion of operational progress and service efficiency of finance within the * business days of each month.

IV          The parties shall strengthen the communication and cooperation of risk management, inform each other about information and cases which may lead to the occurrence of risks. Party B shall give feedbacks to Party A’s customer services regarding the customers’ incoming messages or information received from other channels, and up-to-date risk management processes and measures, including but not limited to access and management of car dealer, customers access, review and approval, loan collection, in accordance with Party A’s requirements.

V               This Agreement shall become an integral part of the Original Agreement after entry into force and shall have the same legal effect as the Original Agreement. Where any provision in the Original Agreement conflicts with that hereof, the latter shall prevail.

VI          There are four (4) copies of this Agreement signed in all, Party A and Party B shall hold two (2) copies respectively. This Agreement shall become effective on such date when it has been signed.

Party A (seal)

Zhejiang Chouzhou Commercial Bank Co., Ltd.

Legal Representative (Person-in-Charge or Authorized Agent (signature):

Date of Execution: June 29, 2017

Party B (seal)

Kai Feng Finance Lease (Hangzhou) Co., Ltd.

Legal Representative (Person-in-Charge) or Authorized Agent (signature):

Date of Execution: June 29, 2017

SUPPLEMENTAL AGREEMENT
TO VEHICLE FINANCING BUSINESS COOPERATION

No.: Zhe Chou Yin Kai Feng 201707

Party A: Zhejiang Chouzhou Commercial Bank Co., Ltd.

Domicile (Address): East of Yiwu Leyuan, Jiangbin Road, Yiwu City, Zhejiang Province

Legal Representative (Person in Charge): Zijun Jin

Contact Number: 0571-87117763

Party B: Kai Feng Finance Lease (Hangzhou) Co., Ltd.

Registered Address: Room 1501-11, North Building 1, Yang Guang Hua Cheng Chuang Fu Center, No. 386 Xuezheng Street, Hangzhou Economic and Technological Development Area

Contact Address: 2/F, Tower E, Lei Shing Hong, Guang Shun South Avenue, Chaoyang District, Beijing

Legal Representative (Person in Charge): Zhen Zeng

Contact Number: 010-56545605

WHEREAS, Party A and Party B have entered into a Vehicle Financing Business Cooperation Agreement numbered Zhe Chou Yin Kai Feng 20161102 (the “Original Agreement”) on November 9, 2016.  NOW, THEREFORE, based on the principle of mutual benefit, through friendly negotiations, the Parties desire to adjust and supplement part of the terms of the Original Agreement and hereby enter into this Supplementary Agreement as follows:

I                       Paragraph 3) of Section 4 (Rules of Principal Repayment) of Part II of the Original Agreement shall be amended to read as follows:

Party B’s repayment on behalf of Customers: Party B authorizes Party A to deduct and transfer the current outstanding loan principal from Party B’s Settlement Account, and if the balance of Party B’s Settlement Account is not adequate, Party A shall have the right to make such deduction from the Deposit Account of Party B.

II                  Paragraph 4) of Section 4 (Rules of Principal Repayment) of Part II of the Original Agreement shall be amended to read as follows:

Party B’s buy-back of loan: Party B authorizes Party A to deduct all outstanding loan principal from Party B’s Settlement Account, and if the balance of Party B’s Settlement Account is not adequate, Party A shall have the right to make such deduction from the Deposit Account of Party B.

III             If Party A assigns part of the debts owed to it under the Original Agreement, Party A may still deduct, on behalf of the assignee, the funds in the Settlement Account and Deposit Account as a service provider or agent after such assignment.

IV              If Party A assigns any debts owed to it under the Original Agreement to a third party, Party B agrees to continue to assume the joint and several guarantee obligations under the Original Agreement to the new creditor, and shall still assume joint and several guarantee obligations with respect to the debts not assigned by Party A pursuant to the Original Agreement.  With respect to the deposit kept by Party B in the Deposit Account pursuant to the Original Agreement in an amount not less than *% of the outstanding balance of the loans thereunder, if Party A assigns any debts owed to it, Party B shall perform the agreed obligations pursuant to the Original Agreement towards the new creditor in proportion to the amount of the debts so assigned.

Within * days after Party B repays the loan the new creditor on behalf of a Consumer, Party A shall issue a certificate of repayment on behalf of consume and other documents required by Party B to Party B, evidencing the relevant amount Party B has so repaid and that Party B has paid such amount to the new creditor as required by Party A.

V                   This Agreement shall become integral part of, and have equal legal force and effect with, the Original Agreement immediately after this Agreement becomes effective.  In case of any conflict between this Agreement and the Original Agreement, this Agreement shall prevail.

VI              This Agreement is made in duplicate, of which Party A and Party B shall each hold one copy, and this Agreement shall become effective as of the date on which it is signed by and affixed with the seals of the Parties.

Party A (seal)

Zhejiang Chouzhou Commercial Bank Co., Ltd.

Legal Representative (Person in Charge) or Authorized Agent (Signature):

Date of Execution: August 17, 2017

Party B (seal)

Kai Feng Finance Lease (Hangzhou) Co., Ltd.

Legal Representative or Authorized Agent (Signature):

Date of Execution: August 17, 2017

SUPPLEMENTAL AGREEMENT
TO VEHICLE FINANCING BUSINESS COOPERATION

No.: Zhe Chou Yin Kai Feng 201710

Party A: Zhejiang Chouzhou Commercial Bank Co., Ltd.

Domicile (Address): East of Yiwu Leyuan, Jiangbin Road, Yiwu City, Zhejiang Province

Legal Representative (Person in Charge): Zijun Jin

Contact Number: 0571-87117763

Party B: Kai Feng Finance Lease (Hangzhou) Co., Ltd.

Registered Address: Room 1501-11, North Building 1, Yang Guang Hua Cheng Chuang Fu Center, No. 386 Xuezheng Street, Hangzhou Economic and Technological Development Area

Contact Address: 2/F, Tower E, Lei Shing Hong, Guang Shun South Avenue, Chaoyang District, Beijing

Legal Representative (Person in Charge): Zhen Zeng

Contact Number: 010-56545605

WHEREAS, Party A and Party B have entered into a Vehicle Financing Business Cooperation Agreement numbered Zhe Chou Yin Kai Feng 20161102 on November 9, 2016 and a Supplemental Agreement to Vehicle Financing Business Cooperation numbered Zhe Chou Yin Kai Feng 201705 on June 29, 2017 (collectively, the “Original Agreement”).  NOW, THEREFORE, based on the principle of mutual benefit, through friendly negotiations, the Parties desire to adjust and supplement part of the terms of the Original Agreement and hereby enter into this Supplemental Agreement as follows:

I.                    The sentence in Section 1 of Part III of the Original Agreement providing that “Party B shall be responsible for assuming and paying to Party A the interest on the Consumers’ loans at an annual interest rate of *%” shall be amended to read that “Party B shall be responsible for assuming and paying to Party A the interest on the Consumers’ loans at an annual interest rate of *%”.

II.               The adjusted annual interest rate shall apply to the new loans provided on and after January 1, 2018 by Party A to the Consumers, and the original annual interest rate shall apply to those outstanding loans already provided by Party A to the Consumers before January 1, 2018.

III.          This Agreement shall become integral part of, and have equal legal force and effect with, the Original Agreement immediately after this Agreement becomes effective.  In case of any conflict between this Agreement and the Original Agreement, this Agreement shall prevail.

IV.           This Agreement is made in duplicate, of which Party A and Party B shall each hold one copy, and this Agreement shall become effective as of the date on which it is signed by and affixed with the seals of the Parties.

(Remainder of page intentionally left blank)

Party A (seal)

Zhejiang Chouzhou Commercial Bank Co., Ltd.

Legal Representative (Person in Charge) or Authorized Agent (Signature):

Date of Execution: November 28, 2017

Party B (seal)

Kai Feng Finance Lease (Hangzhou) Co., Ltd.

Legal Representative or Authorized Agent (Signature):

Date of Execution: November 28, 2017